UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 22, 2016

Live Ventures Incorporated

(Exact name of registrant as specified in its charter)

Nevada	001-33937	85-0206668
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

325 E. Warm Springs Road, Suite 102

Las Vegas, Nevada 89119

(Address of principal executive office, including zip code)

(702) 939-0231

(Registrant’s telephone number, including area code)

______________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On November 22, 2016, Live Ventures Incorporated (“we,” “our,” or the “Company”) filed a Certificate of Change with the Office of the Secretary of State of the State of Nevada in order to effectuate a one-for-six (1:6) reverse stock split (the “Reverse Stock Split”) and a contemporaneous one-for-six (1:6) reduction in the number of our authorized shares of common stock, par value $0.001 per share (our “Common Stock”) from 60,000,000 to 10,000,000 shares, in accordance with the procedure authorized by the Nevada Revised Statutes Sections 78.207 and 78.209. Our board of directors approved this corporate action by a unanimous written consent. The Reverse Stock Split is intended to increase the per share trading price of our common stock, which may attract a broader, more diverse stockholder base. The Reverse Stock Split did not require stockholder approval.

As a result of the Reverse Stock Split, stockholders of record as of December 5, 2016 will receive one share for every six shares of our Common Stock then held. The par value and other terms of our Common Stock will not be affected by the Reverse Stock Split. Any fractional shares of our Common Stock resulting from the Reverse Stock Split for any holder will be rounded up to the next whole share. No fractional shares will be issued in connection with the Reverse Stock Split. We expect that, as of the record date, we will have approximately 16,735,229 pre-Reverse Stock Split issued and outstanding shares of our Common Stock, which will result in approximately 2,789,205 post-Reverse Stock Split shares of our Common Stock then being issued and outstanding.

The Reverse Stock Split is intended to be effective as of 5:00 p.m., Pacific Time, on December 7, 2016. We anticipate that the Reverse Stock Split will be effective for trading purposes at the market opening on December 8, 2016, at which time our Common Stock will begin trading on the NASDAQ Capital Market on a split-adjusted basis. Our Common Stock will continue to trade under the symbol “LIVE.” The new CUSIP number for our Common Stock post-Reverse Stock Split will be 538142 308. Stockholders are not required to take any action to effect the exchange of their shares of Common Stock.

A copy of the Certificate of Change is attached as Exhibit 3.1.5 to this Current Report on Form 8-K.

Section 9 – Financial Statements and Exhibits

Item 9.01 Exhibits

See Exhibit Index.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

LIVE VENTURES INCORPORATED

Dated: November 25, 2016	By:	/s/ Jon Isaac
Jon Isaac Chief Executive Officer and resident

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Exhibit Index

Exhibit No.	Description

3.1.5	Certificate of Change, as filed with the Office of the Secretary of State of the State of Nevada (intended to be effective on December 7, 2016)

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